SECURITIES AND EXCHANGE COMMISSION


Washington, D.C. 20549





FORM 8-K



CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE

           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 22,
1995




FIRST VIRGINIA BANKS, INC.


(Exact name of registrant as specified in its charter)


         Virginia                         No.1-6580               54-0497561
(State or other jurisdiction              (Commission)                  (IRS
Employer
    of incorporation)                     File Number)
Identification No.)



6400 Arlington Boulevard
                      Falls Church, Virginia
                            22042-2336

(Address of principal executive offices)



Registrant's telephone number, including area code:  (703) 241-3656


                           None

(Former name or former address, if changed since last report.)

Item 5.  Other Events.


     On February 22, 1995, the Board of Directors of the Registrant amended Article I of
Registrant's Bylaws by adding Sections 11 and 12 to that Article. Copies of the resolutions approving the Bylaws and the text of the Bylaws is attached hereto as Exhibit A. The new
Bylaw changes impose procedural requirements upon a stockholder of the Registrant who desires to nominate persons for election as directors or who wishes to make new business proposals at the Registrant's Annual Meeting of Stockholders. The purpose of the Bylaw changes is to insure that both the Board of Directors of the Registrant and the stockholders have adequate time and information to consider the qualifications of director nominees and the merits of proposals made by stockholders.



                             SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST VIRGINIA BANKS, INC.



Date:February 24, 1995                                By:/s/ Barry
J. Fitzpatrick

   Barry J. Fitzpatrick, Chairman and
                                                      Chief
Executive Officer
































\COLE\edgar\bylaws.8-K

                                                          EXHIBIT A






                      SECRETARY'S CERTIFICATE

     I, Barbara J. Chapman, Assistant Corporate Secretary of First Virginia Banks, Inc., a Corporation organized and existing under the laws of the Commonwealth of Virginia, hereby certify that the following resolution was adopted by the Board of Directors of First Virginia Banks, Inc. at its meeting held February 22, 1995, and is presently in full force and effect:

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Corporation's stockholders to amend the Bylaws in order to establish procedures for the nomination of directors at stockholder meetings;

     NOW, THEREFORE, BE IT RESOLVED, that Article I of the Bylaws of the Corporation is hereby amended by adding the following:

     Section 11.  Stockholder Nominations.
(a) Nominations of candidates for election as directors at any annual meeting of stockholders may be made (i) by, or at the direction of, a majority of the directors
(provided that, if as of the date of the nomination there is a Related Person as defined in Article XI of the Articles of Incorporation, such majority shall include a majority of the Continuing Directors, as defined in Article XI of the Articles of Incorporation (such directors, whether or not they include the Continuing Directors shall be referred to as the "directors" for the purposes of this Section 11)) or (ii) by any stockholder of record entitled to vote at such annual meeting. Only persons nominated in accordance with procedures set forth in
Section 11(b) shall be eligible for election as directors at an annual meeting.

     (b)  Nominations, other than those made
by, or at the direction of, a majority of the directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation as set forth in this Section
11(b). To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the scheduled annual meeting, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that if less than seventy (70) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation's equity securities which are beneficially owned (as such term is defined in Rule 13d-3 or 13d-5 under the Securities
Exchange Act of 1934 (the "Exchange Act")) by such person on the date of such stockholder notice and (d) any other information relating to such person that would be required to be disclosed pursuant to Schedule 13D under the Exchange Act in connection with the acquisition of shares, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether such person is subject to the provisions of such regulations, including, but not limited to, information required to be disclosed by Items
4(b) and 6 of Schedule 14A under the Exchange
Act and information which would be required to be filed on Schedule 14B under the Exchange
Act with the Securities and Exchange
Commission and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholder who is a record or beneficial owner of any equity securities of the Corporation and who is known by such stockholder to be supporting such nominee(s) and (b) the class and number of shares of the Corporation's equity securities which are beneficially owned, as defined above, and owned of record by such stockholder on the date of such stockholder notice and the number of shares of the Corporation's equity securities beneficially owned and owned of record by any person known by such stockholder to be supporting such nominee(s) on the date of such stockholder notice. At the request of a majority of the directors, any person nominated by, or at the direction of, the Board of Directors for election as a director at an annual meeting shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     (c)  No person shall be elected as a
director of the Corporation unless such person is nominated in accordance with the procedures set forth in Section 11 and is eligible to serve as a director under Article II of these bylaws. Ballots bearing the names of all the persons who have been nominated for election as directors at an annual meeting in accordance with the procedures set forth in
Section 11 and are eligible to serve as a director under Article II of these bylaws shall be provided for use at the annual meeting.

     (d)  A majority of the directors may
reject any nomination by a stockholder not timely made in accordance with the requirements of Section 11(b). If a majority of the directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements of Section 11(b) in any material respect, the secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the secretary within five (5) days from the date such deficiency notice is given to the stockholder, or such shorter time as may be reasonably deemed appropriate by a majority of the directors. If the deficiency is not cured within such period, or if a majority of the directors reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of Section 11(b) in any material respect, then the board of directors may reject such stockholder's nomination. The secretary of the Corporation shall notify a stockholder in writing whether his or her nomination has been made in accordance with the time and informational requirements of
Section 11(b).  Notwithstanding the procedure
set forth in this paragraph, if the majority of the directors does not make a determination as to the validity of any nominations by a stockholder, the chairman of the annual meeting shall determine and declare at the annual meeting whether a nomination was not made in accordance with the terms of Section
11(b).  If the chairman of such meeting
determines that a nomination was not made in accordance with the terms of Section 11(b), he or she shall so declare at the annual meeting and the defective nomination shall be disregarded.

     IN WITNESS WHEREOF, I have hereunto set my hand and caused the seal of First Virginia Banks, Inc. to be hereunto affixed this 22nd day of February, 1995.



                                   /s/ Barbara J. Chapman
                                   Barbara J. Chapman
                                   Assistant Corporate Secretary
(SEAL)








                      SECRETARY'S CERTIFICATE


     I, Barbara J. Chapman, Assistant Corporate Secretary of First Virginia Banks, Inc., a Corporation organized and existing under the laws of the Commonwealth of Virginia, hereby certify that the following resolution was adopted by the Board of Directors of First Virginia Banks, Inc. at its meeting held February 22, 1995, and is presently in full force and effect:

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Corporation's stockholders to amend the Bylaws in order to establish procedures for the introduction of new business at stockholder meetings;

     NOW, THEREFORE, BE IT RESOLVED, that Article I of the Bylaws of the Corporation is hereby amended by adding the following:

     Section 12. Business to be Brought Before the Meeting. (a) At an annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon as shall have been brought before the annual meeting (i) by, or at the direction of, the majority of the directors (provided that, if as of the date of the nomination there is a Related Person as defined in
Article XI of the Articles of Incorporation, such majority shall include a majority of the Continuing Directors, as defined in Article XI of the Articles of Incorporation (such directors, whether or not they include the Continuing Directors shall be referred to as the "directors" for the purposes of this
Section 12)); or (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in Section 12(b).

     (b)  For a proposal to be properly
brought before an annual meeting by a
stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date;
provided, however, that if less than seventy
(70) days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(i) a brief description of the proposal
desired to be brought before the annual
meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholder who is the record or beneficial owner (as defined in Section 11(a) of these bylaws) of any equity security of the Corporation known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation's equity securities which are beneficially owned (as defined in Section 11(a) of these bylaws) and owned of record by the stockholder giving the notice on the date of such stockholder notice and by any other record or beneficial owners of the Corporation's equity securities known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial or other interest of the stockholder in such proposal.

     (c)  A majority of the directors may
reject any stockholder proposal not timely made in accordance with the terms of Section
12(b).  If a majority of the directors
determines that the information provided in a stockholder's notice does not satisfy the informational requirements of Section 12(b) in any material respect, the secretary of the Corporation shall promptly notify such stockholder of the deficiency in the notice.
The stockholder shall have the opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the stockholder, as the majority of the directors shall reasonably determine. If the deficiency is not cured within such period, or if the majority of the directors determines that the additional information provided by the stockholder, together with information previously provided, does not satisfy the requirements of this Section 12(b) in any material respect, then a majority of the directors may reject such stockholder's proposal. The secretary of the Corporation shall notify a stockholder in writing whether such person's proposal has been made in accordance with the time and information requirements of Section 12(b).
Notwithstanding the procedures set forth in this paragraph, if the majority of the directors does not make a determination as to the validity of any stockholder proposal, the chairman of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of Section 12(b). If the chairman of such meeting determines that a stockholder proposal was not made in accordance with the terms of Section 12(b), he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

     (d)  This provision shall not prevent the
consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

     IN WITNESS WHEREOF, I have hereunto set my hand and caused the seal of First Virginia Banks, Inc. to be hereunto affixed this 22nd day of February, 1995.



                                   /s/ Barbara J. Chapman
                                   Barbara J. Chapman
                                   Assistant Corporate Secretary
(SEAL)